Exhibit 10.1

JOINDER AGREEMENT AND FIFTH AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This JOINDER AGREEMENT AND FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 21, 2018 (this “Amendment”), is by and among Commercial Metals Company, a Delaware corporation (the “Company”), CMC International Finance S.à r.l., a company organized and existing under the laws of Luxembourg as a société à responsabilité limitée (the “Foreign Borrower”) (the Company, together with the Foreign Borrower, collectively, the “Borrowers”), the lending institutions party hereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders (as defined below) party to that certain Fourth Amended and Restated Credit Agreement, dated as of June 26, 2014 (as amended to date, and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Borrowers, the lending institutions party thereto (the “Lenders”), the Administrative Agent and Bank of America, N.A., as Swing Line Lender and an L/C Issuer.

WHEREAS, the Company hereby requests Incremental Term Commitments (as defined in the Credit Agreement) for Acquisition Incremental Loans pursuant to Section 2.14(a) of the Credit Agreement in an aggregate principal amount of $200,000,000 in the form of delayed draw Acquisition Incremental Loans (the “2018 Incremental Term Loans”), the proceeds of which will be used to (i) fund the acquisition by the Company of certain assets of the business, and certain outstanding common stock, belonging directly or indirectly to GNA Financing, Inc., a Delaware corporation, or certain of its subsidiaries and affiliates (collectively, the “Target”), pursuant to a certain purchase agreement, dated as of December 29, 2017, by the Company and GNA Financing, Inc. (the “Contemplated Acquisition”), (ii) repay certain existing indebtedness of the Target and its subsidiaries, and (iii) pay transaction fees and expenses related thereto.

WHEREAS, the entities listed on Schedule I hereto (the “2018 Incremental Term Lenders”) have agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the 2018 Incremental Term Loans set forth opposite their names under the heading “2018 Incremental Term Commitment” on Schedule 2.01(a) to the Amended Credit Agreement (as defined below) (the “2018 Incremental Term Commitments”).

WHEREAS, the Credit Agreement is hereby amended to reflect the foregoing, including by increasing the aggregate principal amount of the then existing Term Commitments under the Credit Agreement to reflect the potential incurrence of the 2018 Incremental Term Loans.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the 2018 Incremental Term Lenders, the Lenders under the Credit Agreement consisting of at least the Required Lenders, and the Administrative Agent hereby agree as follows:

§	1 Definitions.

Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

§	2 2018 Incremental Term Loans.

(a)    Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each 2018 Incremental Term Lender hereby (i) commits, severally and not jointly, to provide 2018 Incremental Term Commitments in the amount set forth opposite such 2018 Incremental Term Lender’s name on Schedule 2.01(a) hereto and (ii) agrees, severally and not jointly, to make a 2018 Incremental Term Loan to the Company at any one time during the 2018 Incremental Term Commitment Period, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement. The proceeds of the 2018 Incremental Term Loans shall be applied (i) to fund the Contemplated Acquisition, (ii) repay certain existing indebtedness of the Target and its subsidiaries, and (iii) pay transaction fees and expenses related thereto.

(b)    Notwithstanding anything to the contrary set forth herein and in the Credit Agreement, the 2018 Incremental Term Loans shall have the terms set forth in the Amended Credit Agreement in respect of Term Loans (including, without limitation, with respect to the maturity date, amortization, mandatory prepayments, voluntary prepayments, and prepayment fees and premium) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, under the Credit Agreement and the other Loan Documents. From and after the 2018 Incremental Effective Date, the 2018 Incremental Term Lenders shall be a Lender and a Term Lender for purposes of the Credit Agreement and the other Loan Documents. With effect from the 2018 Incremental Term Loan Funding Date, each 2018 Incremental Term Loan shall be a “Term Loan” under the Amended Credit Agreement.

§	3 Certain Amendments to Credit Agreement.

The Borrowers, the Administrative Agent, the 2018 Incremental Term Lenders and the Lenders under the Credit Agreement consisting of at least the Required Lenders, hereby agree as of the 2018 Incremental Effective Date (as defined below) to amend the Credit Agreement as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetic order:

“2018 Incremental Effective Date” means the date on which all the conditions precedent to the effectiveness of the 2018 Joinder Agreement and Fifth Amendment pursuant to Section 4 thereof shall have been satisfied.

“2018 Incremental Fee Letter” means that certain fee letter agreement dated as of February 21, 2018 among the Company, Bank of America and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“2018 Incremental Term Commitment” means, with respect to each 2018 Incremental Term Lender, the commitment of such 2018 Incremental Term Lender on the 2018 Incremental Effective Date to make a 2018 Incremental Term Loan on or prior to the 2018 Incremental Term Loan Availability Termination Date.

“2018 Incremental Term Commitment Period” means the period from and including the 2018 Incremental Effective Date through and including the earlier of (i) the 2018 Incremental Term Loan Availability Termination Date, (ii) the date of termination of the Term Commitments pursuant to Section 2.06, and (iii) the date of termination of the Term Commitments pursuant to Section 8.02.

“2018 Incremental Term Lenders” means the lenders committing on the 2018 Incremental Effective Date, severally and not jointly, to provide the 2018 Incremental Term Loans.

“2018 Incremental Term Loan Availability Termination Date” means the earlier of (i) December 29, 2018 and (ii) the date, if any, on which the 2018 Incremental Term Commitments are fully funded.

“2018 Incremental Term Loan Funding Date” has the meaning specified in Section 2.01(b).

“2018 Incremental Term Loans” means the advances made pursuant to the 2018 Incremental Term Commitments by the 2018 Incremental Term Lenders on the 2018 Incremental Term Loan Funding Date.

“2018 Joinder Agreement and Fifth Amendment” means that certain Joinder Agreement and Fifth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of February 21, 2018, among the Borrowers, the lending institutions party thereto and the Administrative Agent.

(b)    The following definitions replace the correspondent definitions set forth in Section 1.01 of the Credit Agreement:

“Aggregate Commitments” means the Revolving Credit Commitments and Term Commitments of all Lenders. As of the 2018 Incremental Effective Date, the Aggregate Commitments are $550,000,000.00.

“Applicable Percentage” means (x) with respect to each Term Lender, a fraction, expressed as a percentage (carried out to the ninth decimal place), of which, (a) the numerator shall be the sum of (i) the Total Term Credit Exposure with respect to such Term Lender, and (ii) the 2018 Incremental Term Commitment with respect to such Term Lender, and (b) the denominator shall be the sum of (i) the aggregate Total Term Credit Exposures with respect to all Term Lenders, and (ii) the aggregate 2018 Incremental Term Commitments with respect to all Term Lenders, and (y) with respect to any Revolving Credit Lender, at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.16.

If the Commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of each Facility shall be determined based on the Applicable Percentage of such Lender in respect of such Facility most recently in effect, giving effect to any subsequent assignments. The Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01(a) herein or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, or in any documentation executed by such Lender pursuant to Section 2.14, as applicable.

“Availability Period” means (a) in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the Revolving Credit Commitment of each Revolving Credit Lender and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02, (b) in respect of the Term Facility (other than the 2018 Incremental Term Commitments), the period from and including the Second Amendment Closing Date to the earliest of (i) March 23, 2018, (ii) the date of termination of the Term Commitments pursuant to Section 2.06, and (iii) the date of termination of the Term Commitment pursuant to Section 8.02 and (c) in respect of the Term Facility consisting of 2018 Incremental Term Commitments, the 2018 Incremental Term Commitment Period.

“Loan Documents” means this Agreement, each Note, the Guaranties, each Security Instrument, each Committed Loan Notice, each Issuer Document, the Fee Letter, the 2018 Incremental Fee Letter, the Intercreditor Agreement, and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement, and all other documents executed and delivered by any Loan Party to the Administrative Agent, any L/C Issuer or any Lender in connection herewith (but specifically excluding any Secured Hedge Agreement, Secured Cash Management Agreement or Secured Trade Document).

“Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed: (i) for Term Loans, other than 2018 Incremental Term Loans, the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and (ii) for Term Loans in the form of 2018 Incremental Term Loans, the amount set forth opposite to such 2018 Incremental Term Lender’s name on Schedule 2.01(a) under the caption “2018 Incremental Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such 2018 Incremental Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Term Commitment of all of the Term Lenders on the 2018 Incremental Effective Date is $200,000,000.

“Term Facility” means (a) on or prior to the 2018 Incremental Term Loan Funding Date, the sum of (x) aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time plus (y) the aggregate amount of the 2018 Incremental Term Commitments at such time and (b) after the 2018 Incremental Term Loan Funding Date, the aggregate principal amount of all Term Loans of all Term Lenders outstanding at such time. Notwithstanding clause (a)(y) above, the Company may elect to terminate the 2018 Incremental Term Commitments at any time prior to the 2018 Incremental Term Loan Availability Termination Date, which termination shall become effective upon the Company’s delivery of notice thereof to the Administrative Agent in accordance with Section 11.02 of the Credit Agreement.

“Term Lender” means (x) any Lender that has a Term Loan or Term Commitment (including any 2018 Incremental Term Lender).

(c)    Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Term Loans. As of the 2018 Incremental Effective Date immediately prior to giving effect to the 2018 Joinder Agreement and Fifth Amendment, the outstanding principal amount of each Term Loan is set forth opposite to each Lender’s name under the column “Outstanding Term Loans Immediately Prior to the 2018 Incremental Effective Date” on Schedule 2.01(a). Subject to the terms and conditions of this Agreement and the 2018 Joinder Agreement and Fifth Amendment, each 2018 Incremental Term Lender severally agrees to make a single 2018 Incremental Term Loan to the Company in Dollars (in one drawing only), on any Business Day during the 2018 Incremental Term Commitment Period (the date of the funding of such 2018 Incremental Term Loans being the “2018 Incremental Term Loan Funding Date”) in an amount not in excess of such 2018 Incremental Term Lender’s 2018 Incremental Term Commitment. After the 2018 Incremental Term Loan Funding Date, the 2018 Incremental Term Loans shall be deemed Term Loans for all purposes of this Agreement. For the avoidance of doubt, upon the occurrence of such Term Borrowing, the Company shall cease to have the right or ability to request any additional Term Borrowing, other than a Term Borrowing made after the effectiveness of any Incremental Term Commitment pursuant to Section 2.14. Any part of the Term Borrowing repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.”

(d)    Section 2.02(a) of the Credit Agreement is hereby amended by replacing the following sentence thereto “If the Company or, as applicable, the Foreign Borrower fails to give a timely notice requesting a conversion or continuation of Eurocurrency Rate Loans, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month.” to read as follows:

“If the Company or, as applicable, the Foreign Borrower fails to give a timely notice requesting a conversion or continuation of Eurocurrency Rate Loans, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of three months.”

(e)    The first sentence of Section 2.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Advances. Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage of the applicable Revolving Credit Loans or Term Loans (or its applicable 2018 Incremental Term Commitments with respect to the 2018 Incremental Term Loans), and if no timely notice of a conversion or continuation is provided by the Company or, as applicable, the Foreign Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Revolving Credit Loans or Term Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection.

(f)    Section 2.05(a)(i) of the Credit Agreement is hereby amended by replacing the following sentence thereto “The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment (based on the relevant Facility).” to read as follows:

“The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s portion of such prepayment (based on the relevant Facility), which portion shall be allocated (1) with respect to each Revolving Lender, in accordance with its Applicable Revolving Credit Percentage, (2) with respect to each Term Lender, in accordance with its pro rata share (as of the date of such prepayment) of the aggregate Total Term Credit Exposures of all Term Lenders.”

(g)    Section 2.05(a)(i)(y) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(y) with respect to Term Loans, to the installments set forth in Section 2.07(c), in direct order of maturity, ratably among all Term Lenders based upon each Term Lender’s pro rata share of the aggregate Total Term Credit Exposures.”

(h)    Section 2.06 of the Credit Agreement is hereby amended by replacing the following sentence thereto “The aggregate Term Commitments shall be automatically and permanently reduced to zero on the earlier of (x) the Term Loan Funding Date and (ii) the last day of the Availability Period for the Term Facility.” to read as follows: “The aggregate 2018 Incremental Term Loan Commitments shall be automatically and permanently reduced to zero on the earlier of (x) the 2018 Incremental Term Loan Funding Date and (ii) the last day of the 2018 Incremental Term Commitment Period.”

(i)    Section 2.07(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)    Term Loans. To the extent not repaid earlier as provided herein, the Company shall repay the Term Loans to the Term Lenders (i) in consecutive quarterly installments in the aggregate principal amount for each quarterly installment equal to (A) the outstanding principal amount of the Term Loans on the date of the funding of such Term Loan, multiplied by (B) 1.25%, on the last Business Day of each of the Company’s fiscal quarters, and (ii) in a final installment in an amount equal to the aggregate principal amount of all Term Loans outstanding on the Maturity Date, in each case subject to adjustment as a result of application of prepayments in accordance with Section 2.05(a); provided, however, that the amortization with respect to the 2018 Incremental Term Loans shall be adjusted as necessary to permit such fungibility with the then existing Term Loans, as applicable.”

(j)    Section 2.09(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “[Intentionally Omitted].”

(k)    Section 2.12(a) of the Credit Agreement is hereby amended by replacing the following sentence thereto “The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.” to read as follows:

“The Administrative Agent will promptly distribute to each Lender its share of such payment in like funds as received by wire transfer to such Lender’s Lending Office as follows (x) with respect to each Revolving Lender, its Applicable Revolving Credit Percentage and (y) with respect to each Term Lender in accordance with its pro rata share (as of the date of such payment) of the aggregate Total Term Credit Exposures of all Term Lenders.”

(l)    Section 2.14(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follow:

“(h)    Making of New Term Loans. Notwithstanding anything to the contrary contained in this Agreement but subject to the last sentence of this subsection (h), on any Increase Effective Date on which new Commitments for Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of each new Commitment shall make a Term Loan to the Company in an amount equal to its new Commitment. On the 2018 Incremental Term Loan Funding Date, each 2018 Incremental Term Lender of each 2018 Incremental Term Commitment shall make a 2018 Incremental Term Loan to the Company in an amount equal to its 2018 Incremental Term Commitment.”

(m)    The Credit Agreement is hereby amended by adding a new Section 4.03 to read as follows:

“4.03 Conditions to 2018 Incremental Term Loans. The obligation of each 2018 Incremental Term Lender to make 2018 Incremental Term Loans hereunder is subject to satisfaction of the following conditions precedent:

(a)    The representations and warranties of (i) the Borrowers contained in Article V and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and (ii) that for purposes of this Section 4.03, the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, except that to the extent such representations and warranties refer to statements furnished pursuant to subsection (b) of Section 6.01, the representations and warranties in subclauses (i) and (ii) of subsection (a) of Section 5.05 shall be qualified by reference to the absence of footnotes and shall be subject to year-end adjustments;

(b)    immediately after giving effect to the funding of the 2018 Incremental Term Loans, the Company is in compliance with the covenants set forth in Sections 7.10, 7.11 and 7.12 of this Agreement determined on a pro forma basis after giving effect to the 2018 Incremental Term Commitments;

(c)    the Borrowers and their Subsidiaries, on a consolidated basis, would be Solvent after giving effect to the incurrence of the 2018 Incremental Term Loans;

(d)    no Default exists or would result at the time of the consummation of the Contemplated Acquisition and funding of the 2018 Incremental Term Loans or from the application of the proceeds thereof;

(e)    the Administrative Agent should have received a Request for Credit Extension pursuant to Section 2.02(a) of this Agreement;

(f)    the Borrowers shall have delivered to the Administrative Agent a certificate of each Borrower dated as of the date of such Credit Extension signed by a responsible officer of such Borrower (i) certifying and attaching the resolution adopted by such Borrower approving or consenting to the incurrence of the 2018 Incremental Term Loans, and (ii) in the case of the Company, certifying that, before and after giving effect to such Credit Extension, each of the conditions set forth under Section 4.02(a) and clauses (a) through (d) above shall have been satisfied; and

(g)    there shall be no impediment, restriction, limitation or prohibition imposed under Law or by any Governmental Authority, as to the proposed financing under this Agreement or the repayment thereof or as to rights created under any Loan Document or as to application of the proceeds of the realization of any such rights.

The Request for Credit Extension submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in this Section 4.03 have been satisfied on and as of the date of the applicable Credit Extension.

(m)    Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.11    Use of Proceeds. Use the proceeds of (a) the Term Loans (other than the 2018 Incremental Term Loans) for general corporate purposes not in contravention of any Law or Loan Documents, including without limitation, to pay the 2017 Senior Notes and the 2018 Senior Notes, (b) the Term Loans consisting of 2018 Incremental Term Loans to (i) finance the acquisition by the Company of the Target, (ii) repay certain existing indebtedness of the Target and its subsidiaries, and (iii) pay transaction fees and expenses related thereto, and (c) the other Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document.”

§    4    Conditions to Effectiveness. This Amendment shall become effective provided that the following conditions are satisfied prior to 11:59 p.m., New York City time, on February 21, 2018 (the “2018 Incremental Effective Date”):

(a)    the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrowers, each Domestic Guarantor, each Foreign Guarantor, the 2018 Incremental Term Lenders and the Lenders under the Credit Agreement consisting of at least the Required Lenders;

(b)    the Administrative Agent shall have received a certificate of each Borrower dated as of the date hereof (in sufficient copies for each Lender) signed by a Responsible Officer of such Borrower (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to the 2018 Incremental Term Commitments, and (ii) in the case of the Company, certifying that, before and after giving effect to such 2018 Incremental Term Commitments, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and the representations and warranties contained in subsections (a) and (b), respectively, of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) no Default exists and (C) the Company is in compliance with covenants set forth in Section 7.10, 7.11 and 7.12 of the Credit Agreement determined on a pro forma basis after giving effect to the 2018 Incremental Term Loans;

(c)    the Administrative Agent shall have received a customary legal opinion from Haynes and Boone, LLP, as special counsel to the Loan Parties, and the Company’s general counsel, dated as of the 2018 Incremental Effective Date and addressed to the Administrative Agent and each of the lending institutions party hereto, which shall be in form and substance reasonably acceptable to the Administrative Agent;

(d)    the Administrative Agent shall have received, in form and substance reasonably acceptable to it, all incumbency certificates, and such other certificates and documents as reasonably requested by the Administrative Agent;

(e)    no Default exists or would result at the time of 2018 Incremental Effective Date and incurrence of the 2018 Incremental Term Commitments;

(f)    immediately after giving effect to this Amendment and the incurrence of the 2018 Incremental Term Commitments, the Company is in compliance with the covenants set forth in Sections 7.10, 7.11 and 7.12 of the Amended Credit Agreement determined on a pro forma basis after giving effect to the 2018 Incremental Term Commitments;

(g)    the Borrowers and their Subsidiaries, on a consolidated basis, would be Solvent after giving effect to the 2018 Incremental Effective Date and the incurrence of the 2018 Incremental Term Commitments;

(h)    each 2018 Incremental Term Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case, to the extent reasonably requested by such 2018 Incremental Term Lender in writing prior to the 2018 Incremental Effective Date;

(i)    the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment; and

(j)    the Borrowers shall have paid all invoiced fees and expenses of the Administrative Agent’s counsel, Latham & Watkins LLP.

§    5    Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)    the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that a representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that the representations contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement, respectively;

(b)    no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)    (i) the Borrowers have full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrowers, as the case may be, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(d)    neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of either Borrower, or any indenture, agreement or other instrument to which either Borrower or any of its property is subject; and

(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by either Borrower of this Amendment or (ii) the acknowledgement by any Domestic Guarantor and Foreign Guarantor of this Amendment.

§ 6    No Other Amendments, etc.    Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or waiver of any requirements of the Borrowers or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

§ 7    Guarantors’ Acknowledgment. By signing below, each Domestic Guarantor and Foreign Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrowers of this Amendment, (b) acknowledges and agrees that its obligations in respect of its Domestic Guaranty or Foreign Guaranty, as applicable, are not released, diminished, waived or modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Domestic Guaranty or Foreign Guaranty, as applicable, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Domestic Guaranty or Foreign Guaranty, as applicable.

§	8 Reference to the Credit Agreement.

(a)    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment shall be a Loan Document.

(b)    The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

§ 9    Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

§ 10    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

§ 11    Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

§ 12    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

§ 13    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

COMMERCIAL METALS COMPANY, as Borrower

By:	/s/ Paul Lawrence
Name:	Paul Lawrence
Title:	Treasurer and Vice President Financial Planning and Analysis

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

CMC INTERNATIONAL FINANCE, S.Á R.L., as Borrower

By:	/s/ William M. Gooding
Name:	William M. Gooding
Title:	Class B Manager

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Melissa Mullis
Name:	Melissa Mullis
Title:	Assistant Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Scott Blackman
Name:	Scott Blackman
Title:	SVP

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Bradley C. Peters
Name:	Bradley C. Peters
Title:	Director

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan D. Beck
Name:	Jonathan D. Beck
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joseph McElhinny
Name:	Joseph McElhinny
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Jim Wright
Name:	Jim Wright
Title:	Assistant Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Sullivan
Name:	Michael Sullivan
Title:	Duly Authorized Signatory

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

COMPASS BANK,
as a Lender

By:	/s/ Veronica Cohen
Name:	Veronica Cohen
Title:	Senior Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Robert R. Mangers
Name:	Robert R. Mangers
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as 2018 Incremental Term Lender

By:	/s/ Scott Blackman
Name:	Scott Blackman
Title:	SVP

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

CITIBANK, N.A.,
as 2018 Incremental Term Lender

By:	/s/ Bradley C. Peters
Name:	Bradley C. Peters
Title:	Director

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as 2018 Incremental Term Lender

By:	/s/ Jonathan D. Beck
Name:	Jonathan D. Beck
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as 2018 Incremental Term Lender

By:	/s/ Joseph McElhinny
Name:	Joseph McElhinny
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as 2018 Incremental Term Lender

By:	/s/ Jim Wright
Name:	Jim Wright
Title:	Assistant Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as 2018 Incremental Term Lender

By:	/s/ Michael Sullivan
Name:	Michael Sullivan
Title:	Duly Authorized Signatory

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

BMO HARRIS BANK N.A.,
as 2018 Incremental Term Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

FIFTH THIRD BANK,
as 2018 Incremental Term Lender

By:	/s/ Christopher Mosley
Name:	Christopher Mosley
Title:	Vice President

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]

ACKNOWLEDGED AND AGREED:

COMMERCIAL METALS COMPANY

By:	/s/ Paul Lawrence
Name:	Paul Lawrence
Title:	Treasurer and Vice President
Financial Planning and Analysis

STRUCTURAL METALS, INC.
CMC STEEL FABRICATORS, INC.
SMI STEEL LLC
OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA
SMI-OWEN STEEL COMPANY, INC.
OWEN INDUSTRIAL PRODUCTS, INC.
CMC STEEL OKLAHOMA, LLC

By:	/s/ Paul Lawrence
Name:	Paul Lawrence
Title:	Treasurer

CMC GH, LLC

By:	/s/ Paul Lawrence
Name:	Paul Lawrence
Title:	Treasurer and Vice President
Financial Planning and Analysis

CMC POLAND SP. ZO.O.

By:	/s/ Jerzy Kozicz
Name:	Jerzy Kozicz
Title:	President of the Management Board

By:	/s/ Tomasz Flak
Name:	Tomasz Flak
Title:	Member of the Management Board

[Signature Page to Joinder Agreement and Fifth Amendment to Fourth Amended and Restated Credit Agreement]